Full Year and Fourth Quarter 2024 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; any remaining uncertainties with the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and other employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2023, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Full Year Overview RETURN METRICS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.41 Net Income $131.3 million ROA 1.37% ROE 9.86% ROTE* 13.84% PPNR* 1.77% HIGHLIGHTS • Solid return metrics • Positioned for growth with strong capital levels • Strong NIM of 3.82% • Total deposit growth of $261.3 million with $411.7 million (5.76%) of customer deposit growth • Higher-costing wholesale funding decreased $404 million • Significant improvement in asset quality drove meaningful earnings impact NIM* 3.82% NCO 0.11% OTHER Efficiency Ratio* 55.99% BALANCE SHEET Loan growth $89.6 million 1.17% Deposit growth $261.3 million 3.47% ASSET QUALITY ACL 1.31% NPA 0.36%

4 Fourth Quarter Overview RETURN METRICS EARNINGS Net Income $33.1 million *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.86 ROA 1.37% ROE 9.57% ROTE* 13.25% PPNR* 1.72% HIGHLIGHTS • Solid return metrics • Strong NIM at 3.77% • Total deposit growth of $128.3 million with $78.3 million (4.15% annualized) of customer deposit growth • Improving asset quality drove ACL down 5 basis points • Net recoveries of $0.1 million and negative provision of $2.5 million ACL 1.31% NCO 0.00% ASSET QUALITY NPA 0.36% NIM* 3.77% Efficiency Ratio* 56.93% BALANCE SHEET Loan growth $53.9 million 2.79% (annualized) Deposit growth $128.3 million 6.67% (annualized) OTHER

Balance Sheet • Strong customer deposit growth of $78.3 million (4.15% annualized) • Reduction in borrowings of $88.1 million • Loan growth of $53.9 million impacted by significant pay-offs; positive momentum in loan pipelines Dollars in millions 5 4Q24 3Q24 Var $ 245 $ 228 $ 17 988 1,011 (23) 7,743 7,689 54 7,783 7,655 128 250 338 (88) (150) (100) (50) 0 50 100 150 Cash & Int Bear Bal Securities Loans Deposits Borrowings 4Q24 vs 3Q24: 4Q24 vs 3Q24 DEPOSIT CHANGES DECREASES/INCREASES

Asset Quality ACL Trend: Dollars in millions 6 ASSET QUALITY TRENDS • ACL down 5 basis points to 1.31% compared to 1.36% at September 30, 2024 • Net loan recoveries of $0.1 million • NPAs decreased 5 basis points to 0.36% of total portfolio loans plus OREO % o f A verage Lo ans Net Loan Charge-Offs/(Recoveries) 4Q23 1Q24 2Q24 3Q24 4Q24 (10) (5) 0 5 10 15 20 -0.60% -0.30% 0.00% 0.30% 0.60% 0.90% 1.20% % o f Po rtfo lio Lo ans and O R EO Nonperforming Assets 4Q23 1Q24 2Q24 3Q24 4Q24 0 20 40 60 80 0.00% 0.25% 0.50% 0.75% 1.00%

• NIM remains strong; decreased 5 basis points • Cost of funds improved 11 basis points due to deposit rate cuts and reduced levels of borrowings Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 7 $85.1 $83.5 $83.6 $84.5 $83.3 3.92% 3.84% 3.85% 3.82% 3.77% NII NIM FTE* 4Q23 1Q24 2Q24 3Q24 4Q24 Total Cost of Funds 0.28% 0.15% 0.05% 0.07% (0.11)% 2.04% 2.19% 2.24% 2.31% 2.20% Changes in Cost of Funds Cost of Funds 4Q23 1Q24 2Q24 3Q24 4Q24

4Q24 4Q24 vs 3Q24 4Q24 vs 4Q23 Debit and Credit Card $4.6 ($0.1) $0.1 Service Charges 4.2 — — Wealth 3.2 0.1 0.1 Security Loss (2.6) (0.4) (2.6) Other 1.7 (0.4) (4.6) Noninterest Income $11.1 ($0.8) ($7.0) Noninterest Income 8Dollars in millions • Security Loss of $2.6 million related to repositioning of bond portfolio $18.1 $12.8 $13.3 $11.9 $11.1 4Q23 1Q24 2Q24 3Q24 4Q24

4Q24 4Q24 vs 3Q24 4Q24 vs 4Q23 Salaries & Benefits $30.8 ($0.5) ($0.1) Data Processing 5.3 0.3 0.8 Occupancy 3.8 (0.1) 0.2 FF&E 3.3 (0.1) (0.5) Other Taxes 2.3 0.4 0.4 Marketing 1.6 0.2 0.2 Professional Services 1.1 (0.1) (0.9) FDIC 1.0 — — Other 6.2 (0.1) (0.9) Noninterest Expense $55.4 $0.0 ($0.8) Noninterest Expense 9Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures • Salaries & benefits lower primarily due to lower incentives

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 10 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA down slightly from prior quarter due to higher AOCI 9.88% 10.03% 10.21% 10.86% 10.82% 4Q23 1Q24 2Q24 3Q24 4Q24

4Q24 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $131,541 Plus: amortization of intangibles (annualized), net of tax 858 Net income before amortization of intangibles (annualized) $132,399 Average total shareholders' equity $1,374,907 Less: average goodwill and other intangible assets, net of deferred tax liability (375,879) Average tangible equity (non-GAAP) $999,028 Return on average tangible shareholders' equity (non-GAAP) 13.25 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $41,346 Plus: net losses on sale of securities 2,592 Less: gain on Visa Class B-1 exchange (186) Plus: Provision for credit losses (2,462) Total $41,290 Total (annualized) (non-GAAP) $164,262 Average assets $9,571,712 PPNR/Average Assets (non-GAAP) 1.72 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 11

2024 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income $131,265 Plus: amortization of intangibles, net of tax 904 Net income before amortization of intangibles $132,169 Average total shareholders' equity $1,330,870 Less: average goodwill and other intangible assets, net of deferred tax liability (376,181) Average tangible equity (non-GAAP) $954,689 Return on average tangible shareholders' equity (non-GAAP) 13.84 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $164,818 Plus: net losses on sale of securities 7,938 Less: gain on Visa Class B-1 exchange (3,492) Plus: Provision for credit losses 133 Total $169,397 Average assets $9,572,834 PPNR/Average Assets (non-GAAP) 1.77 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 12

2024 Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $515,872 Less: interest expense (181,066) Net interest income per consolidated statements of net income 334,806 Plus: taxable equivalent adjustment 2,706 Net interest income (FTE) (non-GAAP) $337,512 Average interest-earning assets $8,835,468 Net interest margin - (FTE) (non-GAAP) 3.82 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Efficiency Ratio (non-GAAP) Noninterest expense $218,938 Net interest income per consolidated statements of net income $334,806 Plus: taxable equivalent adjustment 2,706 Net interest income (FTE) (non-GAAP) 337,512 Noninterest income 49,083 Plus: net losses on sale of securities 7,938 Less: gain on Visa Class B-1 exchange (3,492) Net interest income (FTE) (non-GAAP) plus noninterest income $391,041 Efficiency ratio (non-GAAP) 55.99 % The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Appendix Definitions of GAAP to Non-GAAP Financial Measures 13

4Q24 3Q24 2Q24 1Q24 4Q23 Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,380,294 $1,375,754 $1,321,443 $1,295,074 $1,283,445 Less: goodwill and other intangible assets, net of deferred tax liability (375,837) (375,931) (376,154) (376,396) (376,631) Tangible common equity (non-GAAP) $1,004,457 $999,823 $945,289 $918,678 $906,814 Total assets $9,657,972 $9,583,947 $9,635,462 $9,539,103 $9,551,526 Less: goodwill and other intangible assets, net of deferred tax liability (375,837) (375,931) (376,154) (376,396) (376,631) Tangible assets (non-GAAP) $9,282,135 $9,208,016 $9,259,308 $9,162,707 $9,174,895 Tangible common equity to tangible assets (non-GAAP) 10.82% 10.86% 10.21% 10.03% 9.88 Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Efficiency Ratio (non-GAAP) Noninterest expense $55,445 $55,365 $53,608 $54,520 $56,203 Net interest income $83,258 $84,477 $83,594 $83,477 $85,109 Plus: taxable equivalent adjustment 660 671 682 692 683 Net interest income (FTE) (non-GAAP) 83,918 85,148 84,276 84,169 85,792 Noninterest income 11,071 11,877 13,305 12,830 18,061 Plus: net losses on sale of securities 2,592 2,199 3,150 (3) — Less: gain on Visa Class B-1 exchange (186) (150) (3,156) — — Net interest income (FTE) (non-GAAP) plus noninterest income $97,395 $99,074 $97,575 $96,999 $103,853 Efficiency ratio (non-GAAP) 56.93% 55.88% 54.94% 56.21% 54.12 The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Net Interest Margin Rate (NIM) (FTE) (non-GAAP) Interest income and dividend income $127,879 $131,474 $128,765 $127,754 $126,706 Less: interest expense (44,621) (46,997) (45,171) (44,277) (41,597) Net interest income 83,258 84,477 83,594 83,477 85,109 Plus: taxable equivalent adjustment 660 671 682 692 683 Net interest income (FTE) (non-GAAP) $83,918 $85,148 $84,276 $84,169 $85,792 Net interest income (FTE) (annualized) $333,848 $338,741 $338,956 $338,526 $340,370 Average interest-earning assets $8,860,338 $8,875,757 $8,803,898 $8,801,163 $8,704,727 Net interest margin (FTE) (non-GAAP) 3.77% 3.82% 3.85% 3.84% 3.92 The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend- received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 14

Fourth Quarter 2024 Earnings Supplement